                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 16, 1995
                                                        -----------------

                        Commission File Number:  1-12546



                         PACIFIC GULF PROPERTIES INC.
- -------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



          MARYLAND                                            33-0577520
- -----------------------------                           -----------------------
  (State of Incorporation)                                 (I.R.S. Employer
                                                          Identification No.)


    363 SAN MIGUEL DRIVE, SUITE 100, NEWPORT BEACH, CALIFORNIA 92660-7805
- -------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                 714-721-2700
- -------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           The attached pro forma financial statements are provided as an amendment to the Form 8-K filed on November 28, 1995.

           On November 16, 1995, Pacific Gulf Properties Inc. (the "Company") sold its Texas apartment portfolio to four entities controlled by Capitol Investment Associates Corporation. The Texas apartment portfolio consisted of four properties containing 1,085 apartment units in San Antonio, Austin and Houston, and represented the Company's entire holdings in the state of Texas.

           The Company received total consideration of $31,125,000; $30,125,000 in cash and four notes receivable totaling $1,000,000 from the purchasing entities. The notes receivable mature in seven years, bear interest at 9%, require monthly interest only payments, and are secured by limited partnership interests in the purchasing entities. In conjunction with the sale, the Company repaid the mortgage notes payable secured by the Texas apartment portfolio which totaled $14,438,000 and $2,000,000 of the Company's revolving line of credit.

           The Company acquired a 368-unit apartment community in Federal Way, Washington for approximately $12,500,000 on November 21, 1995. The purchase was funded using proceeds from the sale of the Company's Texas apartment portfolio.

           The Company currently has an additional property in escrow subject to satisfactory completion of the Company's due diligence procedures which will complete the Company's plan of redeploying its investment in the Texas apartment portfolio to the Western States.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           None.

ITEM 5.    OTHER EVENTS.

           None.

ITEM 6.    RESIGNATION OF REGISTRANT'S DIRECTORS.

           None.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           See Index to Financial Statements.

ITEM 8.    CHANGES IN FISCAL YEAR.

           None.





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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.



/s/ Donald G. Herrman
- -------------------------------------
Donald G. Herrman
Executive Vice President,
Chief Financial Officer and Secretary


DATED:      May 7, 1996
       ------------------------------




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
                          PACIFIC GULF PROPERTIES INC.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                Page
                                                                                                ----
PACIFIC GULF PROPERTIES INC. - PRO FORMA (UNAUDITED)
- ----------------------------------------------------

   Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 . . . . . . . . . . .  4

   Pro Forma Condensed Consolidated Statement of Operations for the
       Nine Months Ended September 30, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . .  5

   Pro Forma Condensed Consolidated Statement of Operations for the
       Year Ended December 31, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

   Notes to Pro Forma Condensed Consolidated Financial Statements  . . . . . . . . . . . . . . .  7





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
                         PACIFIC GULF PROPERTIES INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                           AS OF SEPTEMBER 30, 1995
                                 (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                        Pro Forma Adjustments
                                                        Company       --------------------------    Company
                                                       Historical     Sale (A)   Acquisition (B)   Pro Forma
                                                       ----------     --------   ---------------   ---------
ASSETS
Real estate assets
    Land                                                $ 70,268      $ (5,315)      $  2,500       $ 67,453
    Buildings                                            221,623       (18,789)        10,000        212,834
                                                        --------      --------       --------       --------
                                                         291,891       (24,104)        12,500        280,287
    Accumulated depreciation                             (21,341)        1,536                       (19,805)
                                                        --------      --------       --------       --------
                                                         270,550       (22,568)        12,500        260,482

Cash and cash equivalents                                  4,784        12,949        (12,415)         5,318
Accounts receivable                                          605             -              -            605
Other assets                                               6,769          (372)             -          6,397
                                                        --------      --------       --------       --------
                                                        $282,708      $ (9,991)      $     85       $272,802
                                                        ========      ========       ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable                                  $136,663      $(14,438)      $              $122,225
Revolving line of credit                                  13,000        (2,000)                       11,000
Accounts payable and accrued liabilities                   6,980          (253)            85          6,812
Convertible subordinated debentures                       55,621             -                        55,621
                                                        --------      --------       --------       --------
                                                         212,264       (16,691)            85        195,658
                                                        --------      --------       --------       --------

Minority interest in consolidated partnership              3,518             -              -          3,518
Shareholders' equity
    Preferred shares, $.01 par value; 5,000,000
         share authorized; no shares outstanding               -             -              -              -
    Common stock, $.01 par value; 25,000,000
         shares authorized, 4,856,515 issued and
         outstanding                                          49             -              -             49
    Excess shares, $.01 par value; 30,000,000
         shares authorized; no shares outstanding
    Outstanding restricted stock                            (699)            -              -           (699)
    Additional paid-in-capital                            77,977             -              -         77,977
    Distributions in excess of net earnings              (10,401)        6,700              -         (3,701)
                                                        --------      --------       --------       --------
                                                          66,926         6,700              -         73,626
                                                        --------      --------       --------       --------
                                                        $282,708      $ (9,991)      $     85       $272,802
                                                        ========      ========       ========       ========


- -----------------
The accompanying notes are an integral part of the Pro Forma Condensed Consolidated Financial Statements. References in parentheses are to Note 2.




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
                          PACIFIC GULF PROPERTIES INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                              Pro Forma Adjustments
                                                         Company           --------------------------     Company
                                                        Historical          Sale      Acquisition (E)    Pro Forma
                                                        ----------         -------    ---------------    ----------
REVENUES
    Rental income                                       $   26,380         $(4,702)(C)     $1,706        $   23,384

EXPENSES
    Rental property expenses                                 9,157          (2,076)(C)        761             7,842
    Depreciation and amortization                            4,668            (457)(D)        187             4,398
    Interest                                                 9,156            (801)(D)          -             8,355
    General and administrative                               1,961               -              -             1,961
                                                        ----------         -------         ------        ----------
                                                            24,942          (3,334)           948            22,556
                                                        ----------         -------         ------        ----------

INCOME FROM CONTINUING OPERATIONS                       $    1,438         $(1,368)        $  758        $      828
                                                        ==========         =======         ======        ==========

WEIGHTED AVERAGE COMMON SHARES(F)                        4,821,957                                        4,821,957
                                                        ==========                                       ==========

INCOME FROM CONTINUING OPERATIONS
    PER COMMON SHARE                                    $      .30                                       $      .17
                                                        ==========                                       ==========

- ------------
The accompanying notes are an integral part of the Pro Forma Condensed Consolidated Financial Statements. References in parentheses are to Note 2.




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
                          PACIFIC GULF PROPERTIES INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1994
               (UNAUDITED, EXCEPT FOR COMPANY HISTORICAL AMOUNTS)
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



                                                                          Pro Forma Adjustments
                                                          Company      ----------------------------     Company
                                                         Historical     Sale        Acquisition (E)    Pro Forma
                                                         ----------    -------      ---------------    ----------
REVENUES
     Rental income                                       $   26,144    $(5,904)(C)       $2,115        $   22,355

EXPENSES
    Rental property expenses                                 10,376     (2,996)(C)          985             8,365
    Depreciation and amortization                             3,880       (482)(D)          250             3,648
    Interest                                                  7,541       (348)(D)                          7,193
    General and administrative                                2,189                                         2,189
                                                         ----------    -------           ------        ----------
                                                             23,986     (3,826)           1,235            21,395
                                                         ----------    -------           ------        ----------

INCOME FROM CONTINUING OPERATIONS                        $    2,158    $(2,078)          $  880        $      960
                                                         ==========    =======           ======        ==========

WEIGHTED AVERAGE COMMON SHARES(F)                         4,273,337                                     4,273,337
                                                         ==========                                    ==========

INCOME FROM CONTINUING OPERATIONS
    PER COMMON SHARE                                     $      .63                                    $      .22
                                                         ==========                                    ==========

- -----------
The accompanying notes are an integral part of the Pro Forma Condensed Consolidated Financial Statements. References in parentheses are to Note 2.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      AND THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)



NOTE 1. - BASIS OF PRESENTATION

    The Pro Forma Condensed Consolidated Financial Statements of Pacific Gulf Properties Inc. (the "Company") are unaudited and have been prepared based on the historical financial statements of the Company as of September 30, 1995 and for the nine months then ended and the year ended December 31, 1994.

    The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 is based on the unaudited historical financial statements of the Company and has been prepared as if each of the following transactions had occurred as of September 30,1995 (referred to collectively as the "Transactions"): (i) the Company sold its Texas apartment portfolio which consisted of four properties containing 1,085 apartment units; and (ii) the Company acquired a 368-unit multifamily community located in Federal Way, Washington for $12,500. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1995 and for the year ended December 31,1994 have been prepared based on the historical operations of the Company as if the Transactions occurred as of the beginning of the period presented and includes the operations of the Company's Predecessor for the period January 1, 1994 through February 17, 1994 (the multifamily and industrial operations acquired from Santa Anita Realty Enterprises, Inc. upon the Company's formation in February 1994). In managements' opinion, all adjustments necessary to reflect the effect of the Transactions have been made.

    The pro forma information is not necessarily indicative of what the Company's financial condition or results of operations would have been if the Transactions had occurred at the beginning of the periods presented, nor does it purport to project the Company's financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the nine months ended September 30, 1995 are not necessarily indicative of the results to be obtained by the Company for the year ending December 31, 1995. The pro forma information should be read in conjunction with managements discussion and analysis of financial condition and results of operations, and all of the financial statements in the annual report on Form 10-K and in quarterly filings with the Securities and Exchange Commission.

NOTE 2. - PRO FORMA ADJUSTMENTS

    (A) Reflects the sale of the Texas apartment portfolio and related other assets with a net cost basis of $22,568 and $372, respectively; the receipt of the net cash proceeds from the sale of $12,949; repayment of mortgage notes payable of $14,438; the paydown of the Company's line of credit of $2,000 and the transfer to the buyer of tenant security deposits, included in accounts payable and accrued liabilities, of $253. As a result of this transaction, a gain of $6,700 was recognized by the Company.

    (B) Reflects the purchase of the Federal Way, Washington multifamily community for $12,500 the assumption of related tenant security deposits, included in accounts payable and accrued liabilities, of $85.





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
                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      AND THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                       (DOLLARS IN THOUSANDS) (continued)


NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

    (C) The pro forma adjustments include the elimination of the historical revenues and certain expenses of the Texas apartment portfolio as follows:

                                           Nine Months
                                              Ended          Year Ended
                                          September 30,     December 31,
                                              1995              1994
                                          -------------     ------------
         Rental income                        $4,702           $5,904
         Rental property expenses              2,076            2,996
                                              ------           ------
                                              $2,626           $2,908
                                              ======           ======

    (D) Represents the elimination of the historical depreciation and interest expense related to the Texas apartment portfolio for the periods indicated.

    (E) Represents the historical revenues and certain expenses of the Federal Way multifamily community for the periods indicated. The additional depreciation expense is computed using the estimated remaining useful life of approximately 40 years and the new cost basis of the property.

    (F) Represents the weighted average common shares and common share equivalents outstanding for the period February 18, 1994 (closing date of the Company's initial public offering) through December 31, 1994 and the nine months ended September 30, 1995. Common share equivalents include stock options which are considered dilutive.




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